UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Harvest Capital Credit Corporation

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Harvest Capital Credit Corporation

767 Third Avenue, 25th Floor

New York, New York 10017

June 9, 2014

To the Stockholders of Harvest Capital Credit Corporation:

You are cordially invited to attend the 2014 annual meeting of stockholders of Harvest Capital Credit Corporation to be held online as a virtual meeting on June 9, 2014, at 10:00 a.m., Eastern Daylight Time. Only stockholders of record at the close of business on April 14, 2014 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP. You will need to provide your 12-digit control number that is on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail.

Details of the business to be conducted at the meeting are given in the accompanying Notice of 2014 Annual Meeting of Stockholders and Proxy Statement. As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our annual meeting, and conserves natural resources. As a result, we will mail our stockholders (other than those who previously requested electronic or paper delivery) a notice containing instructions on how to access our Proxy Statement and 2013 Annual Report and vote online. The notice will also include instructions on how you can receive a paper copy of the proxy materials, including the Notice of 2014 Annual Meeting, Proxy Statement, and proxy card. If you elect to receive your proxy materials by mail, the Notice of 2014 Annual Meeting, Proxy Statement, and proxy card from our board of directors will be enclosed. If you elect to receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Proxy Statement and 2013 Annual Report on the Internet.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. Returning the proxy does not deprive you of your right to attend the virtual meeting and to vote your shares.

We look forward to seeing you at the meeting. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Richard P. Buckanavage
Richard P. Buckanavage
Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to Be Held on June 9, 2014.

Our Proxy Statement and annual report on Form 10-K for the year ended December 31, 2013 are available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To be Held on

June 9, 2014, 10:00 a.m., Eastern Daylight Time

To the Stockholders of Harvest Capital Credit Corporation:

The 2014 annual meeting (the “Annual Meeting”) of stockholders of Harvest Capital Credit Corporation, a Delaware corporation (the “Company”), will be held online as a virtual meeting on June 9, 2014, at 10:00 a.m., Eastern Daylight Time. You may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP and using your 12-digit control number to enter the meeting. At the Annual Meeting, our stockholders will consider and vote on:

•	the election of two directors of the Company, each to serve until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

•	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	such other business as may properly come before the Annual Meeting and any adjournments or postponements.

The nominees of the board of directors for election as directors are listed in the enclosed proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Holders of record of our common stock as of the close of business on April 14, 2014, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to attend the virtual Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. Instructions are shown on the proxy card.

Thank you for your support of Harvest Capital Credit Corporation.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By order of the Board of Directors,

Craig R. Kitchin

Chief Financial Officer, Chief Compliance Officer and Secretary

Alpharetta, Georgia

April 24, 2014

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically through the Internet or by telephone. Please see the Proxy Statement and the accompanying proxy card for details about electronic voting. Even if you vote your shares prior to the Annual Meeting, you still may attend the virtual Annual Meeting and vote your shares.

Corporate Governance Documents	13

Director Independence	13

Annual Evaluation	14

Board Meetings and Committees	14

Communications with Directors	14

Audit Committee	14

Compensation Committee	14

Nominating and Corporate Governance Committee	15

Code of Business Conduct and Ethics	16

Executive Compensation	16

Director Compensation	17

PROPOSAL 2 — RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR	17

Independent Auditor’s Fees	17

Required Vote	18

Audit Committee Report	18

OTHER MATTERS	19

Stockholder Proposals	19

Other Business	19

Harvest Capital Credit Corporation

767 Third Avenue, 25th Floor

New York, New York 10017

PROXY STATEMENT

2014 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by our board of directors for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”). We expect to first furnish this proxy statement and the accompanying form of proxy to stockholders on or about April 24, 2014. In this proxy statement, we refer to Harvest Capital Credit Corporation as the “Company,” “HCAP,” “we,” “our” or “us” and our board of directors as the “Board of Directors” or the “Board.” When we refer to HCAP’s fiscal year, we mean the 12-month period ending December 31 of the stated year.

We encourage you to vote your shares, either by attending and voting at the virtual Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions, either via the Internet or telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of 2014 Annual Meeting of Stockholders.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting online as a virtual meeting on June 9, 2014 at 10:00 a.m., Eastern Daylight Time. You may attend the Annual Meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/HCAP and using your 12-digit control number to enter the meeting.

Attendance

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record of HCAP as of the record date for the Annual Meeting, or April 14, 2014 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HCAP and using your 12-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying annual report on Form 10-K for the year ended December 31, 2013 are also available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, each of whom will serve until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

Record Date and Voting Securities

You may cast one vote for each share of common stock that you owned as of the Record Date. All shares of common stock have equal voting rights, and we do not have any other class of equity security. As of April 14, 2014, 6,148,407 shares of common stock were outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or represented by proxy, of a majority of the voting power of the issued and outstanding common stock of the Company as of the Record Date, and entitled to vote at the Annual Meeting, will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the virtual Annual Meeting, you must obtain a legal proxy from the record holder of your shares. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote these shares on proposal 1, the broker may not exercise discretion to vote for or against such proposal. These shares will not be counted as having been voted on such proposal. With respect to proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the accompanying proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our secretary, Craig Kitchin, at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, NY 10017, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) voting in person at the virtual Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the virtual Annual Meeting does not revoke your proxy unless you also vote at the Annual Meeting.

Votes Required

Election of directors.  A plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is sufficient to elect the directors (i.e., the candidates receiving the most “for” votes will win the election). “Withhold” votes and broker non-votes will have no effect on this proposal.

Ratification of independent registered public accounting firm.  The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of PricewaterhouseCoopers LLP exceeds the number of “abstain” votes and votes “against” the ratification of the appointment of PricewaterhouseCoopers LLP). Abstentions will be included in determining the number of shares present and, as a result, will be treated as a vote against this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect this proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Company or officers or employees of JMP Credit Advisors LLC (“JMP Credit Advisors”), our administrator (without special compensation therefor).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 14, 2014, certain ownership information with respect to our common stock for those persons whom we believe, based on public filings and/or information provided by such persons, beneficially own 5% or more of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over the securities owned by it.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

JMP Group, Inc.(2)	835,837	13.2%
Joseph A. Jolson(3)(4)	410,827	6.6%
FMR LLC(5)	323,800	5.2%
* Represents less than 1%.

(1)	Based on 6,148,407 shares of the Company’s common stock outstanding as of April 14, 2014.

(2)

Consists of (i) 695,362 shares of common stock (“Common Shares”) of the Company held directly held by JMP Securities LLC, and (ii) a warrant to purchase 140,475 Common Shares held by JMP Group LLC. JMP Securities LLC is a direct, wholly owned subsidiary of JMP Group LLC, and JMP Group LLC is a direct, wholly owned subsidiary of JMP Group Inc. Accordingly, JMP Group Inc. may be deemed to share voting and dispositive power over these securities. The principal address for JMP Group, Inc., JMP Securities LLC, and JMP Group LLC is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

(3)

The total number of shares reported includes 306,587 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee, and 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest.

(4)

Includes warrants to purchase 68,472 shares of our common stock at an exercise price of $15.00 per share, specifically consisting of warrants to purchase 61,318 of such shares of our common stock that are owned by the Joseph A. Jolson 1991 Trust described above and warrants to purchase the remaining 7,154 shares of our common stock that are owned by The Jolson Family Foundation described above.

(5)	Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR LLC and an investment adviser, is the beneficial owner of the 323,800 shares of the Company’s common stock as a result of acting as investment adviser to various registered investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and their related funds each has sole power to dispose of the 323,800 shares owned by the Funds. The principal address of FMR LLC and Fidelity is 245 Summer Street, Boston, Massachusetts 02210.

The following table sets forth, as of April 14, 2014, the number of shares of the Company’s common stock beneficially owned by the director nominees and each of our other directors and our current executive officers. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, NY 10017.

Name	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Interested Directors:
Joseph A. Jolson(2)(3)	410,827	6.6%
Richard P. Buckanavage(4)	22,671	*

Independent Directors:
Dorian B. Klein	--	--
Jack G. Levin	--	--
Richard A. Sebastiao	--	--

Executive Officer:
Craig R. Kitchin	3,288	*

All officers and directors as a group (six persons)	436,786	7.0%

*	Represents less than 1%.

(1)	Based on 6,168,407 shares of the Company’s common stock outstanding as of April 14, 2014.

(2)

The total number of shares reported includes 306,587 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee, and 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest.

(3)

Includes warrants to purchase 68,472 shares of our common stock at an exercise price of $15.00 per share, specifically consisting of warrants to purchase 61,318 of such shares of our common stock that are owned by the Joseph A. Jolson 1991 Trust described above and warrants to purchase the remaining 7,154 shares of our common stock that are owned by The Jolson Family Foundation described above.

(4)	Includes warrants to purchase 2,107 shares of our common stock at an exercise price of $15.00 per share.

As of April 14, 2014, no shares held by our directors or executive officers were pledged as loan collateral. Our insider trading policy prohibits share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of April 14, 2014, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Joseph A. Jolson	Over $100,000
Richard P. Buckanavage	Over $100,000

Independent Directors:
Dorian B. Klein	None
Jack G. Levin	None
Richard A. Sebastiao	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.67 on April 21, 2014 on the NASDAQ Capital Market.

(3)	The dollar range of equity securities beneficially owned are none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our business and affairs will be managed under the direction of our Board of Directors. Pursuant to our bylaws (the “Bylaws”), the Board of Directors may modify the number of members of the board of directors provided that the number of directors will not be fewer than five or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of our Company or our investment adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our Board of Directors, consistent with the rules of The NASDAQ Capital Market (“NASDAQ”). We refer to these individuals as our “independent directors.” NASDAQ requires that the Company maintain a majority of independent directors on the Board. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified, or any director’s earlier resignation, death or removal.

Messrs. Klein and Levin have been nominated for re-election for three-year terms expiring in 2017. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for all of the nominees, withhold authority to vote for all of the nominees, or withhold authority to vote for certain of the nominees. Since a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is sufficient to elect the directors (i.e., the candidates receiving the most “for” votes will win the election), “withhold” votes and broker non-votes will have no effect on this proposal. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board of Directors has no reason to believe that the person named will be unable or unwilling to serve.

Our Board of Directors unanimously recommends a vote “FOR” this proposal.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting and our continuing directors is as follows:

Nominees for election as directors to serve until our 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Age	Position	Director Since
Independent Directors
Dorian B. Klein	55	Director	2013
Jack G. Levin	66	Director	2013

Continuing directors whose terms will expire at our 2015 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Independent Directors
Richard A. Sebastiao	66	Director	2013

Continuing directors whose terms will expire at our 2016 Annual Meeting of Stockholders:

Name	Age	Position	Director Since
Interested Directors
Joseph A. Jolson	55	Chairman of the Board of Directors	2012

Richard P. Buckanavage	50	Director, Chief Executive Officer and President	2012

Biographical information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Harvest Capital Credit Corporation, as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Richard P. Buckanavage	50	Chief Executive Officer and President

Craig R. Kitchin	46	Chief Financial Officer, Chief Compliance Officer and Secretary

Biographical Information

Independent Directors

Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently an Advanced Leadership Fellow at Harvard University and a member of its Faculty of Arts and Sciences. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking, and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. Since April 2011, Mr. Sebastiao has served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Interested Directors

Joseph A. Jolson, Chairman of the Board of Directors. Mr. Jolson co-founded JMP Group Inc. (NYSE: JMP) in 1999 and is its Chief Executive Officer, chairman of the board of directors and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and is a portfolio manager of Harvest Opportunity Partners II, L.P. Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and a M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, Director, Chief Executive Officer and President. Mr. Buckanavage is our co-founder and serves as our President and Chief Executive Officer. Prior to co-founding Harvest Capital Credit, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Office and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded business development company until its sale to Prospect Capital Corp. in 2009. Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units. Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and a M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing business development companies and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Executive Officers Who Are Not Directors

Craig R. Kitchin, Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Kitchin serves as our Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Kitchin also serves as Chief Financial Officer for JMP Credit Advisors and sits on its Operating Committee. He joined JMP Credit Advisors’ predecessor, Cratos Capital Partners, as Chief Financial Officer shortly after the company’s inception in 2006 and was responsible for the administrative aspects of the company including capital raising, financial reporting, loan operations, accounting, tax, and human resources. Previously, Mr. Kitchin served from 1992 to 2006 in various capacities at Jameson Inns, Inc., a publicly traded hotel company with 1,700 employees and over 100 properties, including from 1998 to 2006 as President, Chief Financial Officer and a member of the board of directors. While at Jameson Inns, Inc., he was instrumental in the company’s initial public offering in 1994 and led numerous subsequent debt and follow-on equity offerings. Mr. Kitchin received a B.S. degree in finance from Santa Clara University and a M.B.A. with concentrations in accounting and finance from the University of Chicago.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our Board of Directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Transactions with Related Persons

The Company is party to an investment advisory and management agreement with HCAP Advisors LLC (“HCAP Advisors”), in which certain of the Company’s directors and executive officers have ownership and financial interests. Under the investment advisory and management agreement, the Company pays HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee. Total management fee expense was $753,746 and $1,149,737 for the year ended December 31, 2013 and the year ended December 31, 2012, respectively.

The principals of our investment adviser may also serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours. In addition, HCAP Advisors or its officers and employees may in the future similarly serve entities that operate in the same or related lines of business as we do. Accordingly, they may in the future have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests. As a result, HCAP Advisors may in the future face conflicts in the allocation of investment opportunities to us and other funds and clients. However, our investment adviser intends in such event to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. An investment opportunity that is suitable for multiple clients of our investment adviser may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act, if applicable. There can be no assurance that HCAP Advisors’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

In addition, the Company may apply to the SEC for exemptive relief to enable us to co-invest with other funds accounts and vehicles managed by HCAP Advisors or its affiliates in privately-placed securities and other investments. If we apply for such relief, there are no assurances that we will receive the requested relief and any such order will be subject to certain terms and conditions. Unless and until such relief is obtained, we may be precluded from one or more investments that we otherwise might choose to make to the extent such investment is identified by HCAP Advisors but allocated to a fund account or vehicle managed by HCAP Advisors or an affiliate of HCAP Advisors. This, in turn, could adversely affect the pace at which our investment adviser is able to invest our assets and, consequently, our performance.

The Company is also party to an administration agreement with JMP Credit Advisors, which is an affiliate of HCAP Advisors. Under the administration agreement, JMP Credit Advisors provides the Company with the office facilities and administrative services necessary to conduct its day-to-day operations. Payments under the administration agreement are equal to an amount based upon the Company’s allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Total administrative services expense was $275,001 and $142,500 for the year ended December 31, 2013 and the year ended December 31, 2012, respectively.

HCAP Advisors, our investment adviser, and JMP Credit Advisors, our administrator, are also affiliates of JMP Group, Inc. (“JMP Group”). JMP Group is a full-service investment banking and asset management firm. Certain members of JMP Group, along with members of HCAP Advisors, founded the Company’s predecessor fund, Harvest Capital Credit LLC (“HCC LLC”), in September 2011. JMP Group currently owns equity in the Company, and through its wholly owned subsidiaries, JMP Group owns a majority of HCAP Advisors and wholly owns JMP Credit Advisors. Our chairman of the board of directors has a financial interest in and also serves as the chairman and chief executive officer of JMP Group.

Before the Company’s acquisition of HCC LLC and initial public offering in May 2013, JMP Group’s wholly owned subsidiary JMP Group LLC provided HCC LLC with a revolving credit facility, pursuant to a loan agreement dated as of August 24, 2011 (the “JMP Facility”). On March 25, 2013, in advance of the Company’s acquisition of HCC LLC and initial public offering, the Company and HCC LLC entered into an amendment to the JMP Facility with JMP Group LLC, which became effective following the completion of the Company’s initial public offering and the satisfaction of certain other closing conditions. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility. Under the JMP Facility, as so amended, the Company was required to pay JMP Group an amendment fee in the amount of $100,000 if the amended facility was not terminated and repaid in full within 30 days of the date of the amendment. When the amended facility was not terminated and repaid in full within this period, however, JMP Group agreed to waive the amendment fee that the Company was otherwise required to pay. For the fiscal year ended December 31, 2012, the Company paid principal under the JMP Facility of $9,900,000 and interest of $737,299, including $92,206 paid under an unused line fee. For the fiscal year ended December 31, 2013, the Company paid principal under the JMP Facility of $30,226,666 and interest of $1,066,667, including $154,963 paid under an unused line fee. On October 29, 2013, in conjunction with securing and entering into a new credit facility with certain third-party lenders, the Company terminated the JMP Facility.

In connection with the Company’s initial public offering in May 2013, JMP Securities LLC, a subsidiary of JMP Group, was one of the book-running underwriters and received an estimated $420,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation. Also in connection with the Company’s initial public offering, HCAP Advisors LLC paid the underwriters a portion of the sales load in the amount of $2.5 million, or $0.7353 per share, but the Company was not and is not obligated to repay the portion of the sales load paid by HCAP Advisors LLC.

The Company is party to a license agreement with Harvest Capital Strategies, a subsidiary of JMP Group, pursuant to which Harvest Capital Strategies has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, the Company will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains the Company’s investment adviser.

The Company is party to a registration rights agreement with JMP Group and certain of our officers and directors pursuant to which we are required to register the shares of our common stock, including shares of our comment stock issuable upon the exercise of our outstanding warrants, for resale under the Securities Act. Under the terms of the registration rights agreement, the Company was required to file a resale registration statement under the Securities Act to register the resale of such shares on or before August 7, 2013, and to have such registration statement declared effective by the SEC on or before December 5, 2013, subject to certain exceptions, which the Company has relied upon in not filing such a registration statement. Also, due to certain provisions of its credit facility, the Company is effectively restricted from filing such a registration statement on behalf of certain persons.

In connection with the merger of HCC LLC with and into the Company in May 2013, the Company succeeded to all of the assets and liabilities of HCC LLC, including a potential obligation to pay HCC LLC’s investment adviser, Harvest Capital Strategies, LLC, an affiliate of JMP Group, a capital gains incentive fee based on the net unrealized appreciation in HCC LLC’s investment portfolio at the time of the merger. An expense for the incentive fee in the amount of $0.5 million was accrued in HCC LLC's financial statements at the time of the merger and, accordingly, reduced the value of HCC LLC in the merger. The right to receive such incentive fee, if any, was assigned by HCS to HCAP Advisors LLC after the merger. As a result, the Company may be obligated to pay a capital gains incentive fee on the acquired investment assets when and if such fee would have become payable under the terms of the investment advisory agreement that HCC LLC had entered into with HCS (and irrespective of HCAP Advisors’ agreement to waive its incentive fees from the period beginning with the Company’s initial public offering through March 31, 2014 to the extent required to support a minimum annual dividend yield of 9%).

In connection with the merger of HCC LLC with and into the Company in May 2013, the Company also entered into warrant agreements with certain of the Company’s directors and executive officers and JMP Group LLC, a subsidiary of JMP Group, to purchase shares of the Company’s common stock. The warrant agreements were entered into to memorialize and reflect that after the merger warrants that were exercisable to purchase membership interests in HCC LLC would be exercisable to purchase shares of the Company’s common stock. The exercise price of the warrants was also adjusted so as not to be below the initial public offering price of the Company’s common stock.

Review, Approval or Ratification of Transactions with Related Persons

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2013.

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investors” link at http://harvestcapitalcredit.com.

Our Code of Business Conduct and Ethics, Code of Ethics, and Board Committee charters are available at our corporate governance webpage at http://harvestcapitalcredit.com/corporate-governance/ and are also available to any stockholder who requests them by writing to our secretary, Craig R. Kitchin, at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary.

Director Independence

In accordance with rules of NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NASDAQ Listing Rules, as well as the applicable regulations, rules, and orders of the Securities and Exchange Commission. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Jolson and Buckanavage. Messrs. Jolson and Buckanavage are interested persons of the Company due to their positions as officers of the Company and affiliations with HCAP Advisors.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire, as well as Board and Board committee discussion.

Board Meetings and Committees

Our Board met 4 times during fiscal year 2013. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. Our directors are invited and encouraged to attend each annual meeting of stockholders. The Company did not hold a 2013 annual meeting of the stockholders.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee will be responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the Audit Committee are Messrs. Sebastiao, Klein, and Levin, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Sebastiao serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Sebastiao is an “audit committee financial expert” as defined under 407 of Regulation S-K of the Exchange Act. The Audit Committee met 4 times during the 2013 fiscal year.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://harvestcapitalcredit.com/corporate-governance/.

Compensation Committee

The Company formed a Compensation Committee in March 2014. The Compensation Committee will be responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer and chief compliance officer and their respective staffs. The current members of the Compensation Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ for compensation committees and is independent for purposes of the 1940 Act. Mr. Klein serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by the Company. The Compensation Committee was formed in March 2014 and thus did not meet during the 2013 fiscal year.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://harvestcapitalcredit.com/corporate-governance/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Mr. Levin serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee did not meet during the 2013 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the advance notice and other provisions of our Bylaws and any other applicable law, rule, or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to our secretary, Craig R. Kitchin, at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other factors, the extent to which each nominee:

•	is of the highest character and integrity and has an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•	is free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•

is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience to enhance the effectiveness of and strengthen the Board of Directors and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board, but the Nominating and Corporate Governance Committee retains the authority to retain any such search firm.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://harvestcapitalcredit.com/corporate-governance/.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017. The Company’s Code of Business Conduct and Ethics is also available on our website at http://harvestcapitalcredit.com/corporate-governance/.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://harvestcapitalcredit.com/corporate-governance/, and to the extent an amendment or waiver is for an executive officer or director of the Company, the Company will also file a Form 8-K with the Securities and Exchange Commission.

Executive Compensation

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of Mr. Kitchin, our chief financial officer, chief compliance officer and secretary, will be paid by our administrator JMP Credit Advisors, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that JMP Credit Advisors outsources any of its functions as administrator we will pay the fees associated with such functions on a direct basis without profit to JMP Credit Advisors. For the fiscal year ended December 31, 2013, we reimbursed JMP Credit Advisors approximately $275,001, which consisted of the administrative services expense attributable to our predecessor, Harvest Capital Credit LLC, before our initial public offering and the Company after our initial public offering, for the allocable portion of compensation expenses incurred by JMP Credit Advisors on behalf of our chief financial officer, chief compliance officer and other support personnel, pursuant to our administration agreement. Under the administration agreement, the payments required to be made to the administrator during the first year of the term of the agreement (from April 29, 2013 to April 29, 2014) were capped such that the amounts payable to the administrator would not, and did not, exceed $275,000. For the period from our initial public offering to December 31, 2013, the Company applied the annual cap on a proportionate basis over that period, which resulted in an administrative services expense of $185,001. The actual administrative services expense that would have been payable to JMP Credit Advisors for that period exceeded this proportionate share of the cap by approximately $200,000. The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. For each of the quarters ending June 30, September 30, and December 31, 2014, the Company has negotiated a new cap with JMP Credit Advisors of $150,000 for each such quarter.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)(2)	Total

Interested Directors
Joseph A. Jolson	--	--
Richard P. Buckanavage	--	--

Independent Directors
Dorian B. Klein	$30,000	$30,000
Jack G. Levin	33,750	33,750
Richard A. Sebastiao	33,750	33,750

(1) For a discussion of the independent directors’ compensation, see below.

(2) We do not maintain a stock or option plan, non-equity incentive plan, or pension plan for our directors.

For the fiscal year ended December 31, 2013, the independent directors received an annual fee of $25,000, payable once per year. The independent directors also received an annual fee of $7,500 for membership on each of the Audit Committee and Nominating and Corporate Governance Committee. In addition, the chairmen of each of the Audit Committee and the Nominating and Corporate Governance Committee received an additional annual fee of $5,000 for their additional services in these capacities. The independent directors were also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR

Upon the recommendation of the Audit Committee of the Board, the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2014, subject to ratification by our stockholders.

It is expected that a representative of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by PwC for the fiscal years ended December 31, 2012 and 2013.

	2013		2012
Audit Fees	$223,252		$116,000
Audit-Related Fees	350,142		0
Aggregate Non-Audit Fees:
Tax Fees	36,981		10,000
All Other Fees	—		—
Total Aggregate Non-Audit Fees	36,981	(1)	10,000	(2)

Total Fees	$610,375		$126,000

(1) Non-audit fees represent 6.06% of total fees.

(2) Non-audit fees represent 7.94% of total fees.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

Required Vote

The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will be included in determining the number of shares present and, as a result, will be treated as a vote against this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect this proposal.

Our Board unanimously recommends a vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless otherwise instructed.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the SEC for each quarter during fiscal year 2013 and as of and for the year ended December 31, 2013. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Board in Rule 3200T. The independent registered public accounting firm also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee of the Board has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the year ended December 31, 2013, be included in the Company’s annual report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2014.

Audit Committee

Richard A. Sebastiao, Chairman

Dorian B. Klein, Member

Jack G. Levin, Member

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2015 Annual Meeting of Stockholders must be received by the Company on or before December 25, 2014. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary.

Stockholder proposals or director nominations to be presented at the 2015 Annual Meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days in advance of the one year anniversary of the previous year’s Annual Meeting of Stockholders. For the Company’s 2015 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than March 11, 2015. In the event the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies, in the form enclosed, will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the Annual Meeting.

Annual Reports

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2013, which includes financial statements, is being furnished with this proxy statement and is incorporated herein by reference.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HCAP**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73528-P49927 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HARVEST CAPITAL CREDIT CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
Vote on Directors	☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

1. Election of Directors

Nominees:

01) Dorian B. Klein
02) Jack G. Levin

The Board of Directors recommends you vote FOR the following proposal:

Vote on Proposal

3. Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M73529-P49927

HARVEST CAPITAL CREDIT CORPORATION
Annual Meeting of Stockholders
June 9, 2014 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Craig R. Kitchin as proxy of the undersigned with full power of substitution to attend the 2014 Annual Meeting of Stockholders of Harvest Capital Credit Corporation, a Delaware corporation (the "Company"), to be held online as a virtual meeting on June 9, 2014, at 10:00 AM, Eastern Daylight Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2014 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY IS REVOCABLE. UNLESS CONTRARY DIRECTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side